EXHIBIT 21.1

Exhibit 21.1

Subsidiaries

No.	Name of Subsidiary	Holder of Equity Interests of Subsidiary
1.	Advanced Disposal Services, Inc.	Advanced Disposal Waste Holdings Corp. — 100 shares — 100%
2.	Advanced Disposal Services South, LLC	ADS Waste Holdings, Inc. 100 Units — 100%
3.	Advanced Disposal Recycling Services Atlanta, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
4.	Advanced Disposal Recycling Services Gulf Coast, LLC	Advanced Disposal Services Mississippi Holdings, Inc. - 100 units - 100%
5.	Advanced Disposal Services Alabama CATS, LLC	Stone’s Throw Landfill, LLC - 100 units - 100%
6.	Advanced Disposal Services Alabama EATS, LLC	Stone’s Throw Landfill, LLC — 100 units — 100%
7.	Advanced Disposal Services Alabama Holdings, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
8.	Advanced Disposal Services Alabama, LLC	Advanced Disposal Services Alabama Holdings, LLC - 100 units - 100%
9.	Advanced Disposal Services Atlanta, LLC	Advanced Disposal Services South, LLC - 1,000 units - 100%
10.	Advanced Disposal Services Augusta, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
11.	Advanced Disposal Services Biloxi MRF, LLC	Advanced Disposal Services Mississippi Holdings, Inc. - 100 units - 100%
12.	Advanced Disposal Services Birmingham, Inc.	Advanced Disposal Services Alabama Holdings, LLC — 100 shares — 100%
13.	Advanced Disposal Services Carolinas, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
14.	Advanced Disposal Services Central Florida, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
15.	Advanced Disposal Services Cobb County Recycling Facility, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
16.	Advanced Disposal Services Cobb County Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
17.	Advanced Disposal Services Gwinnett Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
18.	Advanced Disposal Services Gulf Coast, LLC	Advanced Disposal Services —Mississippi Holdings, Inc. 100 units - 100%
19.	Advanced Disposal Services Hancock County, LLC	Advanced Disposal Services South, LLC — 100 units — 100%
20.	Advanced Disposal Services Jackson, LLC	Advanced Disposal Services South, LLC - 100 units — 100%
21.	Advanced Disposal Services Jacksonville, LLC	Advanced Disposal Services South, LLC - 100 Class A Units - 1% (voting) Advanced Disposal Services South, LLC - 9,900 Class B Units - 99% (non-voting)

No.	Name of Subsidiary	Holder of Equity Interests of Subsidiary
22.	Advanced Disposal Services Jones Road, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
23.	Advanced Disposal Services Lithonia Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
24.	Advanced Disposal Services Macon, LLC	Advanced Disposal Services South, LLC - 1,000 units - 100%
25.	Advanced Disposal Services Middle Georgia, LLC	Advanced Disposal Services South, LLC - 1,000 units - 100%
26.	Advanced Disposal Services Milledgeville Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
27.	Advanced Disposal Services Mississippi, LLC	Advanced Disposal Services Mississippi Holdings, Inc. - 100 units - 100%
28.	Advanced Disposal Services Mobile Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
29.	Merged into ADS National Accounts, Inc (see line 50)
30.	Advanced Disposal Services National Accounts Holdings, Inc.	Advanced Disposal Services South, LLC — 100 shares - 100%
31.	Advanced Disposal Services North Alabama Landfill, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
32.	Advanced Disposal Services North Georgia, LLC	Advanced Disposal Services South, LLC — 100 units — 100%
33.	Advanced Disposal Services Pasco County, LLC	Advanced Disposal Services South, LLC — 100 units — 100%
34.	Advanced Disposal Services Renewable Energy, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
35.	ADS Renewable Energy - Eagle Point, LLC	Advanced Disposal Services Renewable Energy, LLC - 100 units - 100%
36.	ADS Renewable Energy - Stones Throw, LLC	Advanced Disposal Services Renewable Energy, LLC - 100 units - 100%
37.	ADS Renewable Energy - Wolf Creek, LLC	Advanced Disposal Services Renewable Energy, LLC - 100 units - 100%
38.	Advanced Disposal Services Rogers Lake, LLC	Advanced Disposal Services South, LLC — 100 units — 100%
39.	Advanced Disposal Services Selma Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
40.	Advanced Disposal Services Smyrna Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
41.	Advanced Disposal Services South Carolina, LLC	SSI Southland Holdings, Inc. - 100 units - 100%
42.	Advanced Disposal Services Stateline, LLC	Advanced Disposal Services South, LLC - 100 units — 100%
43.	Advanced Disposal Services Tennessee Holdings, Inc.	Advanced Disposal Services South, LLC - 100 shares - 100%
44.	Advanced Disposal Services Tennessee, LLC	Advanced Disposal Services Tennessee Holdings, Inc. - 100 units - 100%
45.	Baton Rouge Renewable Energy LLC	Advanced Disposal Services Renewable Energy, LLC - 100 units -

No.	Name of Subsidiary	Holder of Equity Interests of Subsidiary
100%
46.	Cartersville Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
47.	Caruthers Mill C&D Landfill, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
48.	Doraville Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units — 100%
49.	Eagle Point Landfill, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
50.	Advanced Disposal Services National Accounts, Inc.	Advanced Disposal Services National Accounts Holdings, Inc. — 1,000 shares - 100%
51.	Hall County Transfer Station, LLC	Eagle Point Landfill, LLC - 100 units - 100%
52.	Jones Road Landfill and Recycling, Ltd.	Advanced Disposal Services Jacksonville, LLC - 99% Limited Partnership Interest Advanced Disposal Services Jones Road, LLC - 1% General Partnership Interest
53.	Nassau County Landfill, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
54.	Old Kings Road, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
55.	Old Kings Road Solid Waste, LLC	Old Kings Road, LLC - 100 units - 100%
56.	Pasco Lakes Inc.	Advanced Disposal Services South, LLC. - 100 shares - 100%
57.	SSI Southland Holdings, Inc.	Advanced Disposal Services Middle Georgia, LLC - 3,383 shares of common stock -100%
58.	Stone’s Throw Landfill, LLC	Advanced Disposal Services Alabama Holdings, LLC - 100 units - 100%
59.	Tallassee Waste Disposal Center, Inc.	Stone’s Throw Landfill, LLC — 100 shares — 100%
60.	Turkey Trot Landfill, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
61.	Welcome All Transfer Station, LLC	Advanced Disposal Services South, LLC - 100 units - 100%
62.	Wolf Creek Landfill, LLC	Advanced Disposal Services South, LLC 100 units - 100%
63.	HWStar Holdings Corp.	ADS Waste Holdings, Inc. — 1,950.42 shares — 100%
64.	Advanced Disposal Services East, Inc.	HWStar Holdings Corp. — 18,648 shares — 100%
65.	IWStar Waste Holdings Corp.	Advanced Disposal Services East, Inc. — 1,000 shares — 100%
66.	NEWStar Waste Holdings Corp.	Advanced Disposal Services East, Inc. — 1,000 shares — 100%
67.	North East Waste Services, Inc.	NEWStar Waste Holdings Corp. — 9,700 shares— 100%
68.	NEWS North East Holdings, Inc.	North East Waste Services Inc. — 2,000 shares — 100%
69.	Vermont Hauling, Inc.	NEWS North East Holdings, Inc. — 100 shares — 100%
70.	St. Johnsbury Transfer Station, Inc.	NEWS North East Holdings, Inc. — 100 shares — 100%
71.	Moretown Landfill, Inc.	NEWS North East Holdings, Inc. — 100 shares — 100%
72.	Burlington Transfer Station, Inc.	NEWS North East Holdings, Inc. — 100 shares — 100%
73.	Waitsfield Transfer Station, Inc.	NEWS North East Holdings, Inc. — 100 shares — 100%
74.	NEWS MA Holdings, Inc.	NEWS North East Holdings, Inc. — 100 shares — 100%
75.	South Hadley Landfill, LLC	NEWS MA Holdings, Inc. — 100% Sole Member

No.	Name of Subsidiary	Holder of Equity Interests of Subsidiary
76.	WSI of New York, Inc.	NEWS North East Holdings, Inc. — 100 shares — 100%
77.	North East Waste Transport, Inc.	WSI of New York, Inc. — 1,000 shares — 100%
78.	PDC Disposal Co., Inc.	WSI of New York, Inc. — 100 shares — 100%
79.	NEWS Mid-Atlantic Holdings, Inc.	North East Waste Services, Inc. — 2,035.41 shares — 100%
80.	WSI Medical Waste Systems, Inc.	North East Waste Services, Inc. — 2,000 shares — 100%
81.	WSI Sandy Run Landfill, LLC	Advanced Disposal Services Western PA, Inc. — 100 units — 100%
82.	Community Refuse Service, LLC.	Advanced Disposal Services Eastern PA, Inc. — 100 units — 100%
83.	Advanced Disposal Services Western PA, Inc.	Advanced Disposal Services Eastern PA, Inc. — 100 shares — 100%
84.	Advanced Disposal Services Eastern PA, Inc.	NEWS Mid-Atlantic Holdings, Inc.— 500 shares — 100%
85.	Hinkle Transfer Station, LLC	Advanced Disposal Services Eastern PA, Inc. — 1,000 units — 100%
86.	Mostoller Landfill, LLC	Advanced Disposal Services Western PA, Inc. — 100 units — 100%
87.	WBLF Acquisition Company, LLC	Advanced Disposal Services Eastern PA, Inc. — 100% Sole Member
88.	Highstar Royal Oaks I, Inc.	NEWStar Waste Holdings Corp. — 1,000 shares — 100%
89.	Highstar Royal Oaks II, Inc.	NEWStar Waste Holdings Corp. — 1,000 shares — 100%
90.	Harmony Landfill, LP	Highstar Royal Oaks I, Inc. — General Partner Highstar Royal Oaks II, Inc. — Limited Partner
91.	Champion Transfer Station, LLC	Advanced Disposal Services Eastern PA, Inc. — 100 units — 100%
92.	Western Maryland Waste Systems, LLC	NEWStar Waste Holdings Corp. — 100% Sole Member
93.	Advanced Disposal Services Midwest, LLC	HWStar Holdings Corp. — 100 units — 100% Sole Member
94.	Advanced Disposal Services Solid Waste Leasing Corp.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
95.	Advanced Disposal Services Solid Waste Midwest, LLC	Advanced Disposal Services Midwest, LLC —100 units — 100% Sole Member
96.	Advanced Disposal Services Cranberry Creek Landfill, LLC	Advanced Disposal Services Midwest, LLC — 100 units — 100% Sole Member
97.	Advanced Disposal Services Emerald Park Landfill, LLC	Advanced Disposal Services Midwest, LLC — 100 units - 100% Sole Member
98.	Land & Gas Reclamation, Inc.	Advanced Disposal Services Midwest, LLC — 500 shares — 100%
99.	Landsouth, Inc.	Advanced Disposal Services Midwest, LLC — 100 shares — 100%
100.	Advanced Disposal Services Seven Mile Creek Landfill, LLC	Advanced Disposal Services Midwest, LLC -100 units — 100% Sole Member
101.	Advanced Disposal Services Glacier Ridge Landfill, LLC	Advanced Disposal Services Midwest, LLC— 100 units - 100% Sole Member

No.	Name of Subsidiary	Holder of Equity Interests of Subsidiary
102.	Advanced Disposal Services Hickory Meadows Landfill, LLC	Advanced Disposal Services Midwest, LLC— 100 units - 100% Sole Member
103.	Summit, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
104.	South Suburban, LLC	Landsouth, Inc.— 100 units - 100% Sole Member
105.	Advanced Disposal Services Valley Meadows Landfill, LLC	Advanced Disposal Services Midwest, LLC — 100 units - 100% Sole Member
106.	Advanced Disposal Services Mallard Ridge Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 100 shares — 100%
107.	Advanced Disposal Services Blackfoot Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
108.	Advanced Disposal Services Hoosier Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
109.	Advanced Disposal Services Pontiac Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
110.	Advanced Disposal Services Arbor Hills Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
111.	Advanced Disposal Services Cedar Hill Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 100 shares — 100%
112.	Advanced Disposal Services Star Ridge Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
113.	Advanced Disposal Services Eagle Bluff Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 100,000 shares — 100%
114.	Advanced Disposal Services Greentree Landfill, LLC	Advanced Disposal Services Western PA, Inc. — 100 units — 100% Sole Member
115.	Advanced Disposal Services Chestnut Valley Landfill, LLC	Advanced Disposal Services Western PA, Inc. — 1,000 units — 100%
116.	Advanced Disposal Services Lancaster Landfill, LLC	Advanced Disposal Services Eastern PA, Inc. — 100 units — 100% Sole Member
117.	Advanced Disposal Services Morehead Landfill, Inc.	Advanced Disposal Services Midwest, LLC— 100 shares — 100%
118.	Advanced Disposal Services Blue Ridge Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 100 shares — 100%
119.	Advanced Disposal Services Maple Hill Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 500 shares — 100%
120.	Advanced Disposal Services Oak Ridge Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 4 shares — 100%
121.	Advanced Disposal Services Pecan Row Landfill, LLC	Advanced Disposal Services Midwest, LLC— 100 units - 100% Sole Member
122.	Advanced Disposal Services Magnolia Ridge Landfill, LLC	Advanced Disposal Services Evergreen Landfill, Inc.— 100 units - 100% Sole Member

No.	Name of Subsidiary	Holder of Equity Interests of Subsidiary
123.	Advanced Disposal Services Evergreen Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
124.	Advanced Disposal Services Taylor County Landfill, LLC	Advanced Disposal Services Midwest, LLC— 100 units - 100% Sole Member
125.	ADS Solid Waste of NJ, Inc.	Advanced Disposal Services Midwest, LLC — 60 shares — 100%
126.	Advanced Disposal Services Cypress Acres Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 100 shares — 100%
127.	Parker Sanitation II, Inc.	Advanced Disposal Services Solid Waste Southeast, Inc. — 100 shares — 100%
128.	Advanced Disposal Services Solid Waste Southeast, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
129.	Superior Waste Services of New York City, Inc.	Advanced Disposal Services Midwest, LLC — 100 shares — 100%
130.	Advanced Disposal Services Valley View Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
131.	Advanced Disposal Services Orchard Hills Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
132.	Advanced Disposal Services Sumner Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
133.	Advanced Disposal Services Wayne County Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
134.	Advanced Disposal Services Zion Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,000 shares — 100%
135.	Advanced Disposal Services Rolling Hills Landfill, Inc.	Advanced Disposal Services Midwest, LLC — 1,800 shares — 100%
136.	Advanced Disposal Services Vasko Rubbish Removal, Inc.	Advanced Disposal Services Solid Waste Midwest, LLC — 2 shares — 100%
137.	Advanced Disposal Services Vasko Solid Waste, Inc.	Advanced Disposal Services Solid Waste Midwest, LLC — 66 shares — 100%
138.	Advanced Disposal Services Grand Bahama Limited	Advanced Disposal Services Midwest, LLC — 4,999 shares Grahamco Ltd. — 1 share
139.	Urban Sanitation Limited	Carrick Limited — 5,253 Class A shares — 50% Advanced Disposal Services Grand Bahama Limited — 5,253 Class B shares — 50%
140.	Sanitation Services Company Limited	Urban Sanitation Limited — 10,997 shares — 100% direct ownership Advanced Disposal Services Grand Bahama Limited — 50% indirect ownership
141.	Eco-Safe Systems, LLC	Advanced Disposal Services Tennessee, LLC — 1612 units —100% Sole Member
142.	Diller Transfer Station, LLC.	Advanced Disposal Services Eastern PA, Inc. — 1 unit — 100%
143.	Advanced Disposal Services Mississippi Holdings, Inc.	Advanced Disposal Services South, LLC — 100 shares — 100%
144.	F.D.S. Disposal II, LLC	Advanced Disposal Services Solid Waste Southeast, Inc. — 100%